UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 14, 2014
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware (State or other jurisdiction of incorporation)	82-0291227 (IRS Employer Identification No.)

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

(208) 664-4859
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2014, Timberline Resources Corporation (the “Registrant”) entered into a promissory note (the “Note”) and deed of trust, security agreement, assignment of leases and rents and fixture filing to secure promissory note (the “Deed of Trust”) with Wolfpack Gold Corp. (“Wolfpack”).  The following describes the material terms of the Note and the Deed of Trust.

The Registrant and Wolfpack entered into the Note and the Deed of Trust in connection with a proposed business combination of the Registrant and Wolfpack (the “Proposed Transaction”) that is the subject of a letter of intent between the parties dated effective March 11, 2014 (the “LOI”), as previously disclosed in the Registrant’s Current Report on Form 8-K as filed with the Commission on March 18, 2014.  Completion of the Proposed Transaction is subject to a number of conditions, including satisfactory completion of due diligence by each of the parties, execution of a mutually acceptable definitive agreement by April 22, 2014, and receipt by both Wolfpack and the Registrant of all stock exchange and third party approvals, including shareholder approval, if required.

Pursuant to the Note, the Registrant has agreed to repay Wolfpack the unpaid principal amount of advances made under the Note up to a maximum principal amount of US$1,000,000, together with accrued interest thereon.   The amount drawn on the Note will bear interest at 5% during the first six months of the loan and thereafter at 10% until repaid.  Interest is payable in arrears on the date that the Note is prepaid, in proportion to the principal amount being prepaid, or on the date that the Note is due and payable. The Note is due and payable on the earlier of (i) five business days after the Proposed Transaction closes or (ii) March 15, 2015.  The Registrant may repay the outstanding principal balance on the Note, in whole or in part, without penalty or premium, at any time and from time to time before the Note is due and payable.

As of March 14, 2014, Wolfpack had advanced US$500,000 to the Registrant under the Note.  The Note provides for additional tranches of US$250,000 to be advanced to the Registrant based on a schedule of proposed expenditures for working capital needs of the Registrant to be provided at the time of any future funding requests by the Registrant.  Amounts borrowed and re-paid under the Note may not be re-borrowed.  The Registrant may use the initial US$500,000 borrowed under the Note to maintain compliance with the NYSE MKT and to meet the Registrant’s immediate working capital requirements, including accounts payable and payroll.

If the Proposed Transaction does not complete prior to March 15, 2015 and any indebtedness under the Note is not otherwise prepaid, then on the maturity date of the Note and subject to any required regulatory approvals and available prospectus exemptions, Wolfpack may, in exchange for indebtedness under the Note, elect to receive fully paid shares of the Registrant’s common stock obtained by dividing the amount of Note indebtedness (outstanding principal plus accrued interest) that Wolfpack wishes to convert by $0.14 (for outstanding principal amounts to be converted) or the market price (as defined in the rules of the TSX Venture Exchange) of the Registrant’s common stock on the NYSE MKT (for outstanding interest to be converted).  Such common stock payment right is subject to anti-dilution protection if the Registrant undertakes any reclassification, consolidation or subdivision of its outstanding common stock.

All indebtedness under the Note will become immediately due and payable if the Registrant undergoes a “Change of Control” or an “Event of Default”.  A “Change of Control” is defined as, other than the Proposed Transaction: (i) an acquisition of effective control of the Registrant; (ii) a sale of all or substantially all of the Registrant’s assets; (iii) the merger, amalgamation or consolidation of the Registrant with any other person and the holders of voting securities of the Registrant immediately prior to such transaction own less than 20% of the aggregate voting power of the Registrant or its successor entity after such transaction; or (iv) the execution of an agreement for providing for any such events.  An “Event of Default” is defined as (i) a material adverse change with failure to cure to Wolfpack’s satisfaction; (ii) failure to pay in accordance with the terms of the Note; (iii) the Registrant becoming insolvent or bankrupt; (iv) the Registrant’s breach of the Note or the Deed of Trust; (v) the Registrant’s failure to maintain its existence in Delaware; (vi) the Registrant’s abandonment of the Seven Troughs property; and (vii) if the Deed of Trust ceases to be valid other than by acts or omissions of Wolfpack or if any material provision of the Note or the Deed of Trust ceases to be in full force and effect.

The Registrant has positive covenants under the Note, including:

(i)	providing Wolfpack with immediate notice of any Event of Default;

(ii)	doing all things necessary to maintain the Registrant’s existence as a legally valid and subsisting corporation and carry out its business prudently;

(iii)
complying with all applicable law and doing all things necessary to maintain in good standing all material permits and licenses required for the Registrant’s business, including permits and licenses with respect to the Seven Troughs property;

(iv)
providing Wolfpack with prompt notice of (A) any Event of Default together with a detailed statement of the steps being taken to cure, (B) any breach of any representation or warranty in the Note, (C) any legal action pending or, to the best of Registrant’s knowledge, threatened, and (D) material breach or receipt of written allegation of a material breach by any party under a material contract to which the Registrant is a party;

(v)	keeping and maintaining the Seven Troughs property in good working order and condition;

(vi)	from time to time upon Wolfpack’s request, doing all other things for the absolute performance of the terms and conditions of the Note;

(vii)	carrying on the Registrant’s business in the ordinary course;

(viii)	furnishing Wolfpack with any other information that Wolfpack may reasonably require relating to the Registrant’s business, operations, personnel, property and financial position;

(ix)	upon the request of Wolfpack, executing and delivering such further instruments and doing such further acts as requested by Wolfpack to carry out the purpose of the Note; and

(x)
at all times reserving and keeping available out of its authorized shares a sufficient number of shares of the Registrant’s common stock to enable the Registrant to perform its obligations under the Note.

The Registrant’s negative covenants under the Note include covenants that the Registrant will not, without the prior written consent of Wolfpack, do any of the following:

(i)	pay any dividend or other distribution to its shareholders, except such as may occur in connection with the Proposed Transaction;

(ii)	lend money, guarantee a loan or grant any other form of financial assistance or benefit to any person;

(iii)
make any material payments to its shareholders, directors or officers other than to Wolfpack and other than in the ordinary course of business, amounts paid to settle loans advanced by such parties or amounts paid pursuant to employment or consulting arrangements with such parties;

(iv)	create, incur, assume or permit to exist any indebtedness, except the indebtedness created under the Note and except as during normal course of business;

(v)
create, incur, assume or permit to exist any lien on the Seven Troughs property, except for (A) the security interest granted to Wolfpack pursuant to the Note and the Deed of Trust, and (B) liens permitted under the Note (including liens for taxes not yet due and payable, survey exceptions, easements or zoning restrictions affecting the Seven Troughs property, rights reserved to governmental entities and other liens that do not materially impair the current use of the Seven Troughs property);

(vi)
enter into any arrangement, directly or indirectly, with any person for the sale or transfer of any interest in the Seven Troughs property, unless such arrangement provides for the payment of all outstanding indebtedness under the Note prior to or concurrently with the closing of such arrangement;

(vii)
amend its constating documents or by-laws, as applicable, except as done by shareholders at a properly constituted meeting or such amendments by the board of directors that do not or could not reasonably be expected to result in a material adverse effect or affect the Registrant’s obligations under the Note,

(viii)	the Registrant’s ability to meet its obligations under the Note, the security interest granted pursuant to the Deed of Trust or otherwise result in an Event of Default;

(ix)	merge, amalgamate or otherwise consolidate with any other person; except as such may occur in connection with the Proposed Transaction; and

(x)	enter into any agreement or arrangement with any person or create, incur, assume or permit to exist any royalty of any type on the Seven Troughs property.

In accordance with the Deed of Trust, repayment of the Note will be secured by all of the Registrant’s interest, including patented and unpatented mining claims, in the Seven Troughs property in Pershing County, Nevada.

The Registrant’s positive covenants under the Deed of Trust include:

(i)
performing assessment work on the claims on the Seven Troughs property of sufficient value to satisfy the annual assessment work requirements, if any, of applicable laws, preparing evidence regarding the same, and timely recording and filing such evidence as required by law;

(ii)	paying any required maintenance or rental fees and making any required filings and recordings for claims on the Seven Troughs property;

(iii)	timely paying all rents, royalty payments and other periodic payments payable under leases on the Seven Troughs property;

(iv)	maintaining the lien of the Deed of Trust until all sums expended by Wolfpack to protect its interest under the Deed of Trust have been paid in full;

(v)	indemnifying Wolfpack and its agents in relation to the Registrant’s breach of representations, warranties or covenants in the Deed of Trust;

(vi)
causing all mining and milling operations to be done in accordance with usual mining industry standards and practices and permitting Wolfpack to enter the Seven Troughs property to inspect its condition;

(vii)	giving notice of the Registrant’s breach of any representation, warranty or covenant related to environmental laws; and

(viii)
complying with covenants in Section 107.030 in the Nevada Revised Statutes (including covenants pertaining to payment of taxes, keeping structures insured, permitting Wolfpack to intervene in suits regarding the Seven Troughs property, and paying Wolfpack for the cost of such intervention).

An event of default under the Deed of Trust includes any event that is an Event of Default under the Note as described above, and (i) breach of any covenant in the Deed of Trust, or (ii) abandonment of, or other failure to protect the Registrant’s title to and interest in, the Seven Troughs property, either temporarily in excess of thirty days or permanently.  If an event of default under the Deed of Trust occurs, Wolfpack may declare the outstanding principal amount owed under the Note and accrued interest thereon to be immediately due and payable, foreclose the Deed of Trust to sell the Seven Troughs property at public auction, and take possession of the Seven Troughs property and exclude the Registrant from the Seven Troughs property.  If Wolfpack takes possession of the Seven Troughs property, it shall surrender possession only when all amounts that are due under the Deed of Trust and the Note have been paid and all defaults fully cured.  Wolfpack may bid for and purchase the Seven Troughs property on any foreclosure sale.

The foregoing is a description of the material terms of the Note and the Deed of Trust and is qualified in its entirety by the complete terms and conditions of the Note and Deed of Trust which are attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 2.03 Creation of a Direct Financial Obligation.

Pursuant to the Note, the Registrant has agreed to repay Wolfpack the unpaid principal amount of advances made under the Note up to a maximum principal amount of US$1,000,000, together with accrued interest thereon.

The description of the Note contained in Item 1.01 hereof, is hereby incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities

As described in Item 1.01 hereof, on March 14, 2013 the Registrant issued a Note to Wolfpack, pursuant to which the Registrant has agreed to repay Wolfpack the unpaid principal amount of advances made under the Note up to a maximum principal amount of US$1,000,000, together with accrued interest thereon. If the Proposed Transaction does not complete prior to March 15, 2015 and any indebtedness under the Note is not otherwise prepaid, then on the maturity date of the Note and subject to any required regulatory approvals and available prospectus and registration exemptions, the Note is convertible into shares of common stock of the Registrant pursuant to the terms of conversion as described in Item 1.01 hereof, which description is hereby incorporated by reference in this Item 3.02.

The Note was issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D under the Securities Act in reliance on the representations of Wolfpack.

Item 9.01 Exhibits

Exhibit	Description
10.1	Note
10.2	Deed of Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: March 20, 2014	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director